                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549
                                                         FORM 8-K

                                                      CURRENT REPORT
                                          Pursuant to Section 13 OR 15(d) of the
                                              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    June 26, 2007
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                                                                     Elcom International, Inc.
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                                                         (Exact Name of Registrant as Specified in Charter)

                          Delaware                                                  000-27376                                           04-3175156
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                 (State or Other Jurisdiction                                      (Commission                                        (IRS Employer
                        of Incorporation)                                          File Number)                                    Identification No.)

                                            10 Oceana Way, Norwood, Massachusetts                                                             02062
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                                          (Address of Principal Executive Offices)                                                         (Zip Code)

Registrant's telephone number, including area code                        (781) 501-4000
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                                                                                N/A
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                                                   (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

         On June 26, 2007, Elcom International,  Inc. (the "Company") issued a press release announcing that due to ongoing delays  with the  completion  of the  Company's  audit for the year ended  December  31,  2006 as  referred  to in previous announcements,  the  Company  does not expect to be able to publish  its  audited  annual  results by June 29,  2007.  As a result of being  unable to publish its annual  audited  accounts  within  that  timeframe,  as required by the  Alternative
Investment  Market of the London Stock  Exchange  ("AIM") Rules,  trading in the Company's  shares on AIM will be suspended with  immediate  effect.  A copy of the press  release is filed as Exhibit 99.1 to this Form 8-K and is  incorporated  into this item 8.01 by reference.

            On June 25, 2007, a Regulatory  News Service  ("RNS")  announcement  was released in the United Kingdom stating that the Company and John Halnen have  mutually  agreed to separate and  effective as of June 20,  2007,  Mr.  Halnen is no longer  President and Chief  Executive  Officer of the Company.  The Company is discussing  final  separation  arrangements with Mr.  Halnen.  On that same day,  Gregory King was appointed as the  Company's  Chief  Executive  Officer on an interim basis  until such time as the Company  appoints a new  officer to serve in this  position.  A copy of the  announcement  is furnished as Exhibit 99.2 to this Form 8-K.

         The Company filed a Form 8-K on June 25, 2007 in connection with the Company's and Mr. Halnen's mutual  separation and the appointment of Mr. King.

         The information  contained in Exhibit 99.2 to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities  Exchange Act of 1934 or otherwise  subject to the  liabilities  of that section,  nor shall it be deemed incorporated  by reference  in any filing  under the  Securities  Act of 1933,  except as shall be  expressly  set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

            Exhibit No.               Description
                99.1                  Press Release of Elcom  International,  Inc.,  dated June 26, 2007 (filed herewith  pursuant to Item
                                      8.01)
                99.2                  RNS announcement of Elcom  International,  Inc., dated June 25, 2007 (furnished herewith pursuant to
                                      Item 8.01)

                                                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        ELCOM INTERNATIONAL, INC.

Date        June 29, 2007
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                                                                                     By    /s/   Gregory King
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                                                                                        Gregory King

                                                                                        Acting Chief Executive Officer